EXHIBIT 32.2
CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Gina Mastantuono, Chief Financial Officer of ServiceNow, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: October 28, 2020
/s/ Gina Mastantuono
Gina Mastantuono Chief Financial Officer (Principal Financial Officer)
A signed original of this written statement required by Section 906 has been provided to ServiceNow, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.